Exhibit 10.1

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 24, 2015, by and among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Third Amended and Restated Credit Agreement dated as of August 10, 2012 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

Section 2. General Amendments to the Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)The Credit Agreement is amended by adding the following definitions in Section 1.01 thereof in the proper alphabetical order:

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the Screen Rate) which results from interpolating on a linear basis between:

(a)the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and

(b)the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan,

each as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period of that Loan.
“Screen Rate” has the meaning set forth in the definition of “LIBO Rate”.

“Test Period” means, for any date of determination under this Agreement, the period of four consecutive fiscal quarters of the Borrower and its Restricted Subsidiaries ended as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01.

(b)The Credit Agreement is amended by restating in its entirety the definition of “LIBO Rate” set forth in Section 1.01 thereof as follows:

“LIBO Rate” means for any Interest Period as to any Loan, (i) the rate per annum (as determined by the Administrative Agent) equal to the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate) as displayed on page LIBOR01 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate; in each case “the “Screen Rate”) for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time), two Business Days prior to the commencement of such Interest Period, or (ii) in the event the rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays the Screen Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period; provided that if Screen Rates are quoted under either of the preceding clauses (i) or (ii), but there is no such quotation for the Interest Period elected, the Screen Rate shall be equal to the Interpolated Rate; and provided, further, that if any such rate determined pursuant to the preceding clauses (i) or (ii) is below zero, the LIBO Rate will be deemed to be zero.

(c)The Credit Agreement is amended by restating in its entirety the definition of “Prime Rate” set forth in Section 1.01 thereof as follows:

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent).

(d)The Credit Agreement is amended by restating in its entirety the paragraph beginning with the phrase “Except as set forth below” in the definition of “Applicable Rate” set forth in Section 1.01 thereof as follows:

Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate shall be based on the Leverage Ratio set forth in the certificate most recently delivered by the Borrower pursuant to Section 5.01(a)(iii); provided that (a) if any certificate required to have been delivered under Section 5.01(a)(iii) shall not have been delivered, the Applicable Rate with respect to Revolving Loans and Revolving Commitments shall, until such certificate shall have been delivered, be determined by reference to Category 1 in the above table and (b) in the event of the incurrence of any Additional Tranche Term Loans, the Leverage Ratio used on any date on or after the date of such incurrence and prior to the date of delivery of the certificate pursuant to Section 5.01(a)(iii) at the time of delivery of the financial statements for the fiscal quarter during which such incurrence has occurred shall reflect the incurrence of such Additional Tranche

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Term Loans. The determination of the Applicable Rate shall be subject to the provisions of Section 2.18(f).

(e)The Credit Agreement is amended by restating Section 1.04(b) thereof in its entirety as follows:

(b)    Notwithstanding anything to the contrary herein, where a calculation is required to be made on a pro forma basis, the historical income statement items and pro forma adjustments resulting from (x) the dispositions and repayments or incurrence of debt and (y) in the Borrower’s sole discretion, the investments, acquisitions, mergers, amalgamations, consolidations and operational changes, in each case which occurred during the Test Period or subsequent to such Test Period and on or prior to or simultaneously with the event for which the calculation is made, and to the extent projected in good faith and in a factually supportable manner by a responsible financial or accounting officer of the Borrower to be realized no later than 18 months after the consummation of any such transaction, the cost savings, operating expense reductions or cost or other synergies relating to any such transaction, shall be included; provided that to the extent so included, any such transaction (and the change in Adjusted Consolidated EBITDA resulting therefrom) shall be assumed to have occurred on the first day of the Test Period for purposes of such calculation. Whenever pro forma effect is given to a transaction, the pro forma calculations shall be made in good faith and in a factually supportable manner by a responsible financial or accounting officer of the Borrower; provided, that no such amounts shall be included pursuant to this paragraph to the extent duplicative of any amounts that are otherwise added back in computing Adjusted Consolidated EBITDA with respect to such period.

(f)The Credit Agreement is amended by adding the following subsection (h) immediately following subsection (g) of Section 2.20 thereof:

(h)    Notwithstanding anything to the contrary in this Section 2.20, the Lenders providing any Additional Tranche Term Loans in connection with an acquisition permitted under Section 6.08 of this Agreement may agree to modify the conditionality set forth in Section 2.20(e)(i)(x) with respect to such Additional Tranche Term Loans such that such acquisition may be consummated on a “certain funds” basis.

(g)The Credit Agreement is amended by inserting the phrase “, calculated on a pro forma basis,” immediately following the term “Leverage Ratio” in Section 6.01(b) thereof.

(h)The Credit Agreement is amended by replacing the reference to “$200,000,000” in clause (v) of Section 6.03 with a reference to “$350,000,000.

(i)The Credit Agreement is amended by deleting the word “historical” and replacing the phrase “$50,000,000 and each multiple of $5,000,000 in excess thereof” with “$50,000,000 during any Fiscal Year (and on each occasion when such aggregate amount during such Fiscal Year shall have exceeded $50,000,000 plus any multiple of $50,000,000)” in Section 6.08 thereof.

Section 3. Conditions Precedent. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have first been satisfied (or waived by the Required Lenders):

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(a)    The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

(b)    The Administrative Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 9.03(a) of the Credit Agreement to the extent invoiced at least one Business Day prior to the date of this Amendment.

Section 4. Representations. The Borrower represents and warrants to the Lenders that:

(a)    Authorization. Each of the Borrower and the other Loan Parties has the power and authority, and has taken all requisite corporate actions (including any required shareholder approval) required for the lawful execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by each Loan Party, and both this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

(b)    Compliance with Laws, etc. The execution, delivery and performance of this Amendment and the other Loan Documents to which any Loan Party is a party (i) do not and will not violate any provisions of (A) any applicable law, rule or regulation, (B) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Restricted Subsidiary or its or any Restricted Subsidiary’s properties, or (C) the certificate of incorporation, bylaws or other organizational documents of the Borrower or any Restricted Subsidiary, as applicable; (ii) do not and will not be in conflict with, result in a breach of, violate, give rise to a right of prepayment under or constitute a default under, any material contract, indenture, agreement or other instrument or document to which the Borrower or any Restricted Subsidiary is a party, or by which the properties or assets of the Borrower or any Restricted Subsidiary are bound; and (iii) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any Restricted Subsidiary (other than the Liens created by the Loan Documents).

(c)    Representations and Warranties. The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects.

(d)    No Default. At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8. Effect. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

Section 10. Confirmation of Loan Documents. As of the date of hereof and after giving effect to this Amendment, the Borrower hereby confirms and ratifies all of its obligations under the Credit Agreement and each other Loan Document to which it is a party. By its execution on the respective signature lines provided below, as of the date hereof and after giving effect to this Amendment, each of the Guarantors hereby (a) confirms and ratifies all of its obligations and the Liens granted by it under the Loan Documents to which it is a party, (b) represents and warrants that the representations and warranties set forth herein, the Credit Agreement and in such other Loan Documents are true and correct in all material respects on the date hereof as if made on and as of such date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects and (c) confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of the date hereof without impairing any such obligations or Liens in any respect. This Amendment is deemed to be a “Loan Document” for the purposes of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Third Amended and Restated Credit Agreement to be executed as of the date first above written.

HEALTHSOUTH CORPORATION

By:	/s/ Douglas E. Coltharp Name: Douglas E. Coltharp Title: Executive Vice President and
Chief Financial Officer

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GUARANTORS, in each case solely for the purpose of making the representations contained in the second sentence of Section 10:

CMS Jonesboro Rehabilitation, Inc.
Continental Medical of Arizona, Inc.
Continental Medical Systems, Inc.
Continental Rehabilitation Hospital of Arizona, Inc.
HEALTHSOUTH LTAC of Sarasota, Inc.
HEALTHSOUTH of Dothan, Inc.
HEALTHSOUTH of Montgomery, Inc.
HEALTHSOUTH of Nittany Valley, Inc.
HealthSouth Rehabilitation Institute of San Antonio (RIOSA), Inc.
HEALTHSOUTH of South Carolina, Inc.
HEALTHSOUTH of Spring Hill, Inc.
HEALTHSOUTH of Treasure Coast, Inc.
HEALTHSOUTH of Yuma, Inc.
HEALTHSOUTH Rehabilitation Center, Inc.
HealthSouth Rehabilitation Hospital The Woodlands, Inc.
HealthSouth Rehabilitation Center of New Hampshire, Inc.
HealthSouth Rehabilitation Hospital of Austin, Inc.
HEALTHSOUTH Rehabilitation Hospital of Manati, Inc.
HealthSouth Rehabilitation Hospital of San Juan, Inc.
HealthSouth Rehabilitation Hospital of Texarkana, Inc.
Lakeshore System Services of Florida, Inc.
Rehab Concepts Corp.
REHABILITATION HOSPITAL OF COLORADO SPRINGS, INC.
Rehabilitation Hospital of Nevada - Las Vegas, Inc.
SHERWOOD REHABILITATION HOSPITAL, INC.
TARRANT COUNTY REHABILITATION HOSPITAL, INC.
Tyler Rehabilitation Hospital, Inc.
Western Neuro Care, Inc.

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer
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Lakeview Rehabilitation Group Partners

By:	Continental Medical of Kentucky, Inc., its General Partner
Southern Arizona Regional Rehabilitation Hospital, L.P.

By:	Continental Rehabilitation Hospital of Arizona, Inc., its General Partner
Western Medical Rehab Associates, L.P.

By:	Western Neuro Care, Inc.,
its Managing General Partner

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

Advantage Health, LLC
HealthSouth Arizona Real Estate, LLC
HealthSouth Aviation, LLC
HealthSouth Bakersfield Rehabilitation Hospital, LLC
HealthSouth California Real Estate, LLC
HealthSouth Colorado Real Estate, LLC
HealthSouth Deaconess Holdings, LLC
HealthSouth East Valley Rehabilitation Hospital, LLC
HealthSouth Harmarville Rehabilitation Hospital, LLC
HealthSouth Johnson City Holdings, LLC
HealthSouth Joint Ventures Holdings, LLC
HealthSouth Kansas Real Estate, LLC
HealthSouth Kentucky Real Estate, LLC
HealthSouth Littleton Rehabilitation, LLC
HealthSouth Martin County Holdings, LLC
HealthSouth Middletown Rehabilitation Hospital, LLC
HealthSouth Nevada Real Estate, LLC
HealthSouth New Mexico Real Estate, LLC
HealthSouth Pennsylvania Real Estate, LLC
HealthSouth Northern Kentucky Rehabilitation Hospital, LLC
HealthSouth of East Tennessee, LLC
HealthSouth of Erie, LLC
HealthSouth of Fort Smith, LLC
HealthSouth of Pittsburgh, LLC
HealthSouth Reading Rehabilitation Hospital, LLC
HealthSouth of Toms River, LLC
HealthSouth of York, LLC
HealthSouth Ohio Real Estate, LLC
HealthSouth Owned Hospitals Holdings, LLC

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

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HealthSouth Plano Rehabilitation Hospital, LLC
HealthSouth Properties, LLC
HealthSouth Real Estate, LLC
HealthSouth Real Property Holding, LLC
HealthSouth Rehabilitation Hospital at Drake, LLC
HealthSouth Rehabilitation Hospital of Arlington, LLC
HealthSouth Rehabilitation Hospital of Beaumont, LLC
HealthSouth Rehabilitation Hospital of Charleston, LLC
HealthSouth Rehabilitation Hospital of Cypress, LLC
HealthSouth Rehabilitation Hospital of Desert Canyon, LLC
HealthSouth Rehabilitation Hospital of Fort Worth, LLC
HealthSouth Rehabilitation Hospital of Fredericksburg, LLC
HealthSouth Rehabilitation Hospital of Gadsden, LLC
HealthSouth Rehabilitation Hospital of Henderson, LLC
HealthSouth Rehabilitation Hospital of Humble, LLC
HealthSouth Rehabilitation Hospital of Largo, LLC
HealthSouth Rehabilitation Hospital of Las Vegas, LLC
HealthSouth Rehabilitation Hospital of Marion County, LLC
HealthSouth Rehabilitation Hospital of Mechanicsburg, LLC
HealthSouth Rehabilitation Hospital of Miami, LLC
HealthSouth Rehabilitation Hospital of Midland/Odessa, LLC
HealthSouth Rehabilitation Hospital of Modesto, LLC
HealthSouth Rehabilitation Hospital of New Mexico, LLC
HealthSouth Rehabilitation Hospital of Newnan, LLC
HealthSouth Rehabilitation Hospital of Northern Virginia, LLC
HealthSouth Rehabilitation Hospital of Petersburg, LLC
HealthSouth Rehabilitation Hospital of Sarasota, LLC
HealthSouth Rehabilitation Hospital of Seminole County, LLC
HealthSouth Rehabilitation Hospital of Sewickley, LLC
HealthSouth Rehabilitation Hospital of South Jersey, LLC
HealthSouth Rehabilitation Hospital of Sugar Land, LLC
HealthSouth Rehabilitation Hospital of Tallahassee, LLC
HealthSouth Rehabilitation Hospital of Utah, LLC
HealthSouth Rehabilitation Institute of Tucson, LLC
HeathSouth Savannah Holdings, LLC
HealthSouth Scottsdale Rehabilitation Hospital, LLC
HealthSouth Sea Pines Holdings, LLC
HealthSouth Specialty Hospital of North Louisiana, LLC

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

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HealthSouth South Carolina Real Estate, LLC
HealthSouth Sub-Acute Center of Mechanicsburg, LLC
HealthSouth Sunrise Rehabilitation Hospital, LLC
HealthSouth Support Companies, LLC
HealthSouth Texas Real Estate, LLC
HealthSouth Tucson Holdings, LLC
HealthSouth Utah Real Estate, LLC
HealthSouth Valley of the Sun Rehabilitation Hospital, LLC
HealthSouth Virginia Real Estate, LLC
HealthSouth Walton Rehabilitation Hospital, LLC
HealthSouth West Virginia Real Estate, LLC
New England Rehabilitation Management Co., LLC
Print Promotions Group, LLC
Rebound, LLC
Rehabilitation Hospital Corporation of America, LLC
Rehabilitation Hospital of Plano, LLC
Rehabilitation Institute of Western Massachusetts, LLC
By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

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BARCLAYS BANK PLC, as Administrative Agent, as Collateral Agent and as a Lender

By: /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

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Bank of America, N.A., as a Lender

By: /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

If a second signature is necessary:

By: __________________________________
Name:
Title:

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CADENCE BANK, N.A.

By: /s/ Gaines Livingston
Name: Gaines Livingston
Title: Vice President

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Citibank, N.A.

By: /s/ Anthony V. Pantina
Name: Anthony V. Pantina
Title: Vice President

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Goldman Sachs Bank USA, as a Lender

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

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IBERIABANK

By: /s/ Joe Medori
Name: JOE MEDORI
Title: SENIOR VICE PRESIDENT

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

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Morgan Stanley Bank, N.A., as a Lender

By: /s/ Allen Chang
Name: Allen Chang
Title: Authorized Signatory

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REGIONS BANK

By: /s/ David A. Simmons
Name: David A. Simmons
Title: Senior Vice President

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Royal Bank of Canada, as a Lender

By: /s/ Mustafa Topiwalla
Name: Mustafa Topiwalla
Title: Authorized Signatory

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SunTrust Bank, as a Lender

By: /s/ Joshua Turner
Name: Joshua Turner
Title: Vice President

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SYNOVUS BANK, as a Lender

By: /s/ Anne H. Lovette
Name: Anne H. Lovette
Title: Director

If a second signature is necessary:

By: __________________________________
Name:
Title:

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Wells Fargo Bank, National Association

By: /s/ Kirk Tesch
Name: Kirk Tesch
Title: Managing Director

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